EXHIBIT 10.40

U.S. $700,000

LOAN AGREEMENT

Dated as of February 13, 2004

Between

EN POINTE GLOBAL SERVICES, INC.

as Borrower

and

EN POINTE TECHNOLOGIES, INC.

and

OVEX TECHNOLOGIES LTD.

as Lenders

LOAN AGREEMENT

          This Loan Agreement (this “Agreement”) dated as of February 13, 2004 is by and among EN POINTE GLOBAL SERVICES, INC., a Delaware corporation (the “Borrower”), EN POINTE TECHNOLOGIES, INC. (“ENPT”) and OVEX TECHNOLOGIES LTD.(“OPK”, and together with ENPT, each individually a “Lender” and collectively the “Lenders”).

     WHEREAS, Borrower wishes to borrow up to $700,000 in aggregate principal amount from the Lenders on the terms and conditions set forth herein.

     WHEREAS, ENPT wishes to lend up to $600,000 in aggregate principal amount to Borrower, and OPK wishes to lend up to $100,000 in aggregate principal amount to Borrower, all on the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the premises and covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lenders and Borrower, intending to be legally bound, hereby agree as follows:

1. Definitions and Accounting Terms.

     1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          1.1.1. “Business Day” means a day of the year on which banks are not required or authorized by law to close in New York City.

          1.1.2. “Loan” means the indebtedness of the Borrower to each of the Lenders.

          1.1.3. “Loan Documents” means this Agreement and the Notes.

          1.1.4. “Note” means individually and “Notes” means collectively, the promissory notes of the Borrower payable to the order of each Lender, in substantially the form of Exhibits A-1 and A-2 hereto, evidencing the indebtedness of the Borrower to each Lender resulting from the Loan made by each Lender.

          1.1.5. “Outstanding Principal Amount” means, as of any date of determination, the aggregate principal amount outstanding under this Agreement and the Notes.

          1.1.6. “Person” means an individual, corporation, partnership, firm, joint venture, limited liability company or partnership, association, joint-stock company, trust, unincorporated organization or governmental entity or body.

     1.2. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.

     1.3. Accounting Terms. Any accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

2. Amounts of the Loan.

     2.1. The Loan. The Lenders agree on the terms and conditions hereinafter set forth, to make the Loan to the Borrower on the date hereof; provided, that (i) the aggregate principal amount of the Loan from ENPT shall be $600,000, and (ii) the aggregate principal amount of the Loan from OPK shall be $100,000. Any amount borrowed under this Section 2.1 and repaid or prepaid may not be reborrowed under the terms hereof.

     2.2. Repayment. The Borrower shall repay the principal amount then outstanding for the Loan, together with all accrued and unpaid interest, to the applicable Lender, or its registered assignee(s), on the earlier of: (i) February 13, 2009 (the “Maturity Date”), or (ii) an initial underwritten public offering of the Borrower’s Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended.

     2.3. Interest. The Borrower shall pay interest on the unpaid principal amount of the Loan from the date hereof until such principal amount shall be paid in full, at the rate of six percent (6%) per annum, payable on the Maturity Date. Notwithstanding anything to the contrary, if the provisions of the Loan Documents would require the Borrower to pay interest hereon at a rate exceeding the highest rate allowed by applicable law, the Borrower shall instead pay interest under the Loan Documents at the highest rate permitted by applicable law.

     2.4. Optional Prepayments. Upon at least five (5) Business Day’s notice to the Lender(s), the Borrower may prepay the outstanding principal amount of the Loan in whole or in part to one or both of the Lenders. Such prepayment must be accompanied by the accrued interest to the date of such prepayment on the principal amount prepaid. The written notice of such prepayment must state the proposed date and aggregate principal amount of the prepayment.

     2.5. Payments and Computations.

          2.5.1. The Borrower shall make all payments hereunder and under the Notes, on the day when due in U.S. dollars to the Lenders at their addresses set forth on the signature page to this Agreement in same day funds. All payments are subject to reduction for taxes that Borrower is required by law to withhold and pay to the relevant taxing authorities.

          2.5.2. All computations of interest shall be made by the Lenders on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

          2.5.3. Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding

Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

3. Conditions to Lending. The obligation of the Lenders to make the Loans shall be subject to the conditions precedent that the Lenders shall have received the following, each in form and substance satisfactory to the Lenders: (i) this Agreement, duly executed by the Borrower; and (ii) the Notes, each duly executed by the Borrower.

4. Representations and Warranties.

     4.1. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

          4.1.1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Borrower has heretofore delivered to the Lenders accurate and complete copies of its Certificate of Incorporation and Bylaws, as currently in full force and effect.

          4.1.2. The Borrower is not in violation or default of any term of its Certificate of Incorporation or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound, or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Borrower. The execution, delivery and performance by the Borrower of the Loan Documents, and the consummation of the transactions contemplated thereby, are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and will not, with or without the passage of time or giving of notice, result in any violation or contravene (i) the Borrower’s Certificate of Incorporation or Bylaws, (ii) any law, license, authorization, approval or permit or (iii) any contractual restriction binding on or affecting the Borrower.

          4.1.3. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Borrower of any Loan Document.

          4.1.4. This Agreement has been, and the other Loan Documents when delivered hereunder will have been, duly executed and delivered by the Borrower. This Agreement is, and the other Loan Documents when delivered hereunder will be, the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms.

          4.1.5. There is no pending or threatened action, suit, investigation, litigation or proceeding affecting the Borrower before any court, governmental agency or arbitrator that purports to affect the legality, validity or enforceability of any Loan Document, or the consummation of the transactions contemplated hereby.

5. Covenants of the Borrower.

     5.1. Covenants. So long as the Loan shall remain unpaid, the Borrower will:

          5.1.1. Compliance with Laws, Etc. Comply in all material respects, with all applicable laws, rules, regulations and orders.

          5.1.2. Preservation of Existence, Etc. Preserve and maintain its existence, rights (charter and statutory) and franchises.

          5.1.3. Use of Loan Proceeds. The Borrower shall use the proceeds from the Loans for working capital needs and general corporate purposes and shall not use the proceeds from the Loans to pay off or satisfy any existing debt (other than trade creditors), including, without limitation, debt to any affiliate of the Borrower, or to repurchase any of its equity, without the written consent of the Lenders.

6. Subordination. Lenders hereby agree that the indebtedness of Borrower to each Lender arising under this Agreement and the Notes, whether principal, interest or otherwise, shall be subordinated to all other indebtedness of Borrower, other than trade indebtedness. The Lenders agree to take commercially reasonable action, including the execution of a subordination agreement on terms and conditions reasonably acceptable to them, to effect the foregoing.

7. Miscellaneous.

     7.1. No Waiver; Remedies. No failure on the part of any Lender to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     7.2. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed in all respects by the laws of the State of Delaware without regard to the conflicts of laws principals of any jurisdiction. No suit, action or proceeding with respect to this Agreement may be brought in any court or before any similar authority other than in a court of competent jurisdiction in the State of Delaware and the parties hereby submit to the exclusive jurisdiction of such courts for the purpose of such suit, proceeding or judgment. Each of the parties hereto hereby irrevocably waives any right which it may have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority and agreed not to claim or plead the same. Each of the parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.

     7.3. Amendment and Waiver. This Agreement may not be altered, amended or modified at any time, or compliance with any provision waived, unless such alteration, amendment, modification or waiver is approved in writing by the party against whom such modification, amendment, alteration or waiver is sought to be enforced.

     7.4. Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.

     7.5. Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors (including the Borrower), and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Borrower or the Lenders without the prior written consent of the other party(ies), which consent shall not be unreasonably withheld. Notwithstanding any of the foregoing, ENPT may assign, without any such prior written consent, its rights and interests arising hereunder and arising under the related Note to its commercial lenders.

     7.6. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     7.7. Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     7.8. Entire Agreement. This Agreement and the Exhibits hereto, constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

     7.9. Counterparts; Execution by Facsimile Signature. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s) which shall be binding on the party delivering same, to be followed by delivery of originally executed signature pages.

[SIGNATURES ON FOLLOWING PAGES]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

EN POINTE GLOBAL SERVICES, INC.

By	/s/ Mark Briggs

Name: Mark Briggs
Title: Chairman/CEO
Address: The Crusman Building 55 N. First Street, Suite 300 Clarksville, TN 37040 USA
Telephone:
Facsimile:

LENDERS:

EN POINTE TECHNOLOGIES, INC.

By	/s/ Kevin D. Ayers

Name: Kevin D. Ayers
Title: CFO
Address: 100 N. Sepulveda Boulevard 19th Floor El Segundo, CA 90245 USA
Telephone:
Facsimile:

OVEX TECHNOLOGIES LTD.

By	/s/ Omar Saeed

Name: Omar Saeed
Title:
Address: 2nd Floor, Evacuee Trust Complex F-5/1 Sir Aga Khan Road Islamabad, Pakistan
Telephone:
Facsimile:

EXHIBIT A-1

FORM OF PROMISSORY NOTE FOR ENPT

U.S.$600,000	Dated: February 13, 2004

          FOR VALUE RECEIVED, the undersigned, EN POINTE GLOBAL SERVICES, INC., a Delaware corporation (the “Borrower”), HEREBY PROMISES TO PAY to the order of EN POINTE TECHNOLOGIES, INC. (the “Lender”), or the registered holder of this Promissory Note, on the Maturity Date, as defined in the Loan Agreement (as defined below), the principal sum of U.S.$600,000, together with interest on the unpaid principal amount of this Promissory Note from the date hereof until such principal amount is paid in full at such interest rate as is specified in the Loan Agreement.

          Both principal and interest are payable as set forth in the Loan Agreement in lawful money of the United States of America to the Lender at its office at 100 N. Sepulveda Blvd., El Segundo, CA 90245 USA, in same day funds.

          This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Loan Agreement of even date herewith between the Borrower, the Lender and Ovex Technologies Ltd. (the “Loan Agreement”; the terms defined therein being used herein as therein defined). The Loan Agreement, among other things, (i) provides for the making of a Loan by the Lender to the Borrower in the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Loan being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, all such provisions of which are deemed to be a part of this Promissory Note.

          This Promissory Note contains original issue discount, as defined in Section 1273 of the Internal Revenue Code of 1986, as amended. Please contact Mark R. Briggs, Chairman and CEO of the Borrower, at phone number 931-551-8888 for the issue date of the note, the original issue discount in the note and the yield to maturity.

EN POINT GLOBAL SERVICES, INC.
By:
Name:
Title:

A-1

EXHIBIT A-2

FORM OF PROMISSORY NOTE FOR OPK

U.S.$100,000	Dated: February 13, 2004

          FOR VALUE RECEIVED, the undersigned, EN POINTE GLOBAL SERVICES, INC., a Delaware corporation (the “Borrower”), HEREBY PROMISES TO PAY to the order of OVEX TECHNOLOGIES LTD. (the “Lender”), or the registered holder of this Promissory Note, on the Maturity Date, as defined in the Loan Agreement (as defined below), the principal sum of U.S.$100,000, together with interest on the unpaid principal amount of this Promissory Note from the date hereof until such principal amount is paid in full at such interest rate as is specified in the Loan Agreement.

          Both principal and interest are payable as set forth in the Loan Agreement in lawful money of the United States of America to the Lender at its office at 2nd Floor, Evacuee Trust Complex, F-5/1 Sir Aga Khan Road, Islamabad, Pakistan, in same day funds.

          This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Loan Agreement of even date herewith between the Borrower, the Lender and En Pointe Technologies, Inc. (the “Loan Agreement”; the terms defined therein being used herein as therein defined). The Loan Agreement, among other things, (i) provides for the making of a Loan by the Lender to the Borrower in the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Loan being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, all such provisions of which are deemed to be a part of this Promissory Note.

          This Promissory Note contains original issue discount, as defined in Section 1273 of the Internal Revenue Code of 1986, as amended. Please contact Mark R. Briggs, Chairman and CEO of the Borrower, at phone number 931-551-8888 for the issue date of the note, the original issue discount in the note and the yield to maturity.

EN POINT GLOBAL SERVICES, INC.
By:
Name:
Title:

A-2